                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 2001
                                                        ------------------

                        Atchison Casting Corporation
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            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
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 (State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)           File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
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(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121
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                                 Not applicable
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        (Former name or former address, if changed since last report)

Item 5.    Other Events.

Atchison Casting Corporation announced completion of a new financing agreement by a subsidiary in the United Kingdom.

Item 7.    Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press Release dated September 18, 2001.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: September 18, 2001

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Vice President, Chief Financial
                                          Officer, Treasurer and Secretary